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                                                                    Exhibit 10.8

                               TERM LOAN AGREEMENT

          THIS TERM LOAN AGREEMENT (the "Loan Agreement") dated as of May 16, 2001, is made by and among USI Insurance Services Corp., a Delaware corporation with offices at 50 California Street, San Francisco, California 94111, (the "Borrower"), and Zurich Services Corporation, a company incorporated in and under the laws of the State of Illinois and having its registered office at 1400 American Lane, Schaumburg, IL 60196 (the "Lender").

          WHEREAS, the Borrower desires that the Lender grant a term loan.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS
------------------------

Capitalized terms used and not otherwise defined herein shall have the meanings set forth below:

          "Bankruptcy Law" means any applicable law for the relief, supervision,
          ---------------
conservation, reorganization or liquidation of debtors or for the benefit of creditors.

          "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday or
          --------------
Friday that is not a day that banking institutions in New York are authorized or obligated by law or executive order to close.

          "Custodian" means any receiver, trustee, assignee, liquidator or
          -----------
similar official under any Bankruptcy Law.

          "Default" shall mean the occurrence of any Event of Default or any
          ---------
event which with the giving of notice, the lapse of time, or both, would become an Event of Default.

          "Event of Default" shall mean any of the events specified in Section
          ------------------
5.1. hereof.

          "Person" shall mean and include an individual, a partnership, a
          --------
limited liability company, a joint venture, a corporation, a trustee of a trust, an unincorporated organization and a government or any department or agency thereof.

          "U.S. Dollars" and the sign $ shall mean lawful money of the United
          --------------
States.

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SECTION 2. THE TERM LOAN
------------------------

          2.1. Commitment to Lend. Subject to the terms and conditions set forth
               ------------------
herein, the Lender agrees to lend to Borrower, and Borrower agrees to borrow from Lender, the amount of $3,000,000 (the "Loan").

          2.2. Maturity Date. The Borrower hereby agrees to pay to Lender or its
               -------------
transferees or assigns, the outstanding principal of the Loan on September 20, 2004 (the "Maturity Date").

          2.3 Interest Payment Dates. On the unpaid balance of the Loan,
              ----------------------
interest has to be paid on a monthly basis (the "Interest Payment Date"), commencing on June 1, 2001 and until the principal of the Loan shall have become due and payable on the Maturity Date, provided that if any Interest Payment Date would otherwise fall on a day that is not a Business Day, that Interest Payment Date will be the immediately preceding Business Day.

          2.4 Loan Interest Rate. The interest is computed on the basis of a
              ------------------
30-day month/360-day year at a rate of 50bp plus the Prime Rate as published in The Wall Street Journal on April 30, 2001 and on the last day of each month
-----------------------
thereafter (if not a business day, then on the next succeeding business day) per annum from the date of this Loan Agreement, payable monthly, in the manner described above:

          (a) on the unpaid balance of the Loan until the principal of the Loan shall have become due and payable on the Maturity Date, and

          (b) on any overdue payment of principal and any overdue payment of interest, payable semiannually as aforesaid (or, at the option of the Lender, on demand), at the interest rate computed above per annum.

          2.5 Prepayment. The Loan may be prepaid, in whole or in part, at any
              ----------
time, without penalty.

SECTION 3. PROMISSORY NOTE
--------------------------

The Loan will be evidenced by one Promissory Note in the amount of $3,000,000 duly executed by Borrower and payable to the order of Lender executed in the form attached hereto.

SECTION 4. COVENANTS AND REPRESENTATIONS OF THE BORROWER
--------------------------------------------------------

          4.1 Borrower represents and warrants that:

          (a) it is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation;

          (b) it has the full legal capacity and authority to enter into, execute and perform this Loan Agreement;

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          (c) this Loan Agreement constitutes a valid and legally binding obligation of Borrower enforceable in accordance with its terms;

          (d) without limiting the foregoing, the execution and performance of this Loan Agreement by Borrower will not conflict with or contravene any law, regulation, permit, judgment, order or other restriction or any other material agreement or obligation by which Borrower or its assets may be bound, nor result in the imposition of any encumbrance of any nature on Borrower's assets;

          (e) all necessary authorizations, reports, consents, licenses and permits required in connection with the execution, delivery and performance of this Loan Agreement and for the carrying out of any acts contemplated hereby have been obtained and are in full force and effect;

          (f) all financial and other information submitted to Lender by or on behalf of Borrower in connection with this Loan Agreement and the transactions contemplated hereby is accurate in all material respects and not misleading and does not omit any material facts and all reasonable inquiries have been made by Borrower to verify the facts contained therein.

SECTION 5. EVENTS OF DEFAULT
----------------------------

          5.1. Events of Default. Each of the following shall constitute an
               -----------------
"Event of Default" under this Loan Agreement:

          (a) the Borrower defaults in the payment of any principal on the Loan at maturity or when otherwise due and payable or in the payment of interest on the Loan within 5 days after such interest is due and payable, as herein provided;

          (b) the Borrower fails to perform or observe any of its other covenants or agreements in this Loan Agreement and the failure continues for thirty days after receipt of written notice thereof by the Borrower from any Lender;

          (c) there shall be a default upon any evidence of indebtedness of the Borrower, whether any such indebtedness exists as of the date hereof or shall hereafter be created, in the amount, individually or in the aggregate, of the lesser of $50,000 or 1% of the Borrower's shareholder's equity, as reported in the Borrower's most recent financial statements, or more, if the effect of such default is to accelerate, or to permit the holder(s) of such indebtedness or a trustee for such holder(s) to accelerate, the maturity of such indebtedness, or such indebtedness is not paid at maturity;

          (d) a court of competent jurisdiction enters a final and non-appealable judgment against the Borrower in which the Borrower is required to pay an amount (calculated after the application of any proceeds of insurance policies applicable to such loss), individually or in the aggregate, in excess of the lesser of $50,000 or 1% of the Borrower's shareholder's equity, as reported in the Borrower's most recent financial statements, and such final and non-appealable judgment remains unsatisfied for a period of 30 days;

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          (e) the Borrower, pursuant to or within the meaning of any Bankruptcy
Law (i) becomes insolvent, (ii) fails generally to pay its debts as they become due, (iii) admits in writing its inability to pay its debts generally as they become due, (iv) commences winding-up proceedings, (v) consents to, or acquiesces in, the institution of a bankruptcy or an insolvency proceeding against it or the entry of a judgment, decree or order for relief against it in any winding-up proceedings, (vi) applies for, consents to or acquiesces in the appointment of or taking possession by a Custodian of the Borrower or of all or substantially all of its property or (vii) makes a general assignment for the benefit of its creditors, or

          (f) a court of competent jurisdiction enters a judgment, decree or order under any Bankruptcy Law which (i) is for relief against the Borrower in any winding-up proceedings, (ii) appoints a Custodian of the Borrower or any Subsidiary or a Custodian for all or substantially all of its property or (iii) orders the winding-up or liquidation of the Borrower; and such judgment, decree or order shall remain unstayed and in effect for a period of 30 consecutive days.

          5.2 Remedies.
              --------

          (a) If an Event of Default specified in clause (e) or (f) of Section
5.1 hereof occurs with respect to the Borrower, the entire Loan at the time outstanding shall automatically become due and payable for the principal amount thereof, together with interest accrued thereon, and

          (b) if such Default is any other Event of Default, the Lender may, at its option, by notice in writing to the Borrower, declare the Loan and all other sums payable under this Loan Agreement to be, and the same shall thereupon forthwith become, immediately due and payable together with interest accrued thereon, in each of the cases referred to in clauses (a) and (b) of this Section, without presentment, demand, protest or other additional notice of any kind, all of which are hereby waived by the Borrower.

          5.3 Rescission of Acceleration. At any time after any or all of the
              --------------------------
Loan shall have been declared immediately due and payable pursuant to Section
5.2 hereof, the Lender may, by notice in writing to the Borrower, rescind and annul its declaration and its consequences if:

          (a) the Borrower shall have paid all overdue interest on the Loan, the principal of such Loan which has become due other than by reason of such declaration, and interest on such overdue interest and overdue principal at the rate specified herein with respect to such Loan;

          (b) the Borrower shall not have paid any amounts which have become due solely by reason of such declaration;

          (c) all Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to Section 6, and

          (d) no judgment or decree shall have been entered for the payment of any amounts due pursuant to this Loan Agreement. No such rescission or annulment shall extend to or affect any subsequent Default or impair any right arising therefrom.

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SECTION 6. WAIVER AND AGREEMENT
-------------------------------

Neither the failure nor any delay on the part of the Lender to exercise any right, power or privilege herein shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by the Lender, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Loan Agreement shall be valid or effective unless the same is signed by the parties.

SECTION 7. BENEFITS
-------------------

This Loan Agreement shall be binding upon and inure to the benefit of the Lender and Borrower, and their respective successors and assigns, provided, however, that Borrower may not, without the prior written consent of the Lender, assign any rights, powers, duties or obligations under this Loan Agreement, which consent may not be unreasonably withheld or delayed.

SECTION 8. NOTICES
------------------

All notices, requests, demands or other communications required or permitted to be given pursuant to this Loan Agreement shall be in writing.

SECTION 9. GOVERNING LAW AND JURISDICTION
-----------------------------------------

This Loan Agreement has been executed and delivered in Illinois, U.S.A. shall be governed by and construed in accordance with the laws of Illinois and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Illinois. Service of process in such suit may be made upon U.S.I. Holdings Corporation on behalf of Borrower and in any suit instituted against Borrower, hereunder, Borrower and Lender will abide by the final decision of such court or of any Appellate Court in the event of an appeal.

SECTION 10. INVALID PROVISIONS
------------------------------

If any provision of this Loan Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Loan Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

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SECTION 11. EXPENSES
--------------------

Borrower shall pay all costs and expenses (including, without limitation, reasonable attorneys' fees) in connection with any action in the successful enforcement of any of Lender's rights upon the occurrence of any Default.

SECTION 12. PARTICIPATION OF THE LOAN
-------------------------------------

The Borrower agrees that the Lender shall have the right, at its option, to sell or assign its rights and obligations hereunder to any party without the Borrower's consent.

SECTION 13. ENTIRE AGREEMENT
----------------------------

This Loan Agreement contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding this Loan Agreement.

SECTION 14. COUNTERPARTS
------------------------

This Loan Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument.

SECTION 15. WAIVER OF TRIAL BY JURY
-----------------------------------

Each of the parties hereto hereby irrevocably waives all rights to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Loan Agreement, the other loan documents or the transactions contemplated hereby or thereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Loan Agreement as of the date first above written.

                                            Very truly yours,
                                            ZURICH SERVICES CORPORATION


                                            By: /s/ David A. Bowers
                                                --------------------------------
                                            Name:   David A. Bowers
                                                  ------------------------------
                                            Title:  Corporate Secretary
                                                   -----------------------------


ACCEPTED AND AGREED TO
as of the date first written above.
USI INSURANCE SERVICES CORP.


By: /s/ Edward J. Bowler
    -------------------------
Name: Edward J. Bowler
      -----------------------
Title: Senior Vice President
       ----------------------

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                                 PROMISSORY NOTE

$3,000,000                                                          May 16, 2001

          FOR VALUE RECEIVED, USI INSURANCE SERVICES CORP., a Delaware corporation with offices at 50 California Street, San Francisco, California 94111, (the "Borrower"), hereby promises to pay to the order of ZURICH SERVICES CORPORATION, a company incorporated in and under the laws of the State of Illinois and having its registered office at 1400 American Lane, Schaumburg, IL 60196 (the "Lender"), the principal amount of 3.0 Million Dollars, or, if less, the principal amount of the Loan outstanding at the date (September 20, 2004) and in the amount specified in Sections 2.2 and 2.1 of the Loan Agreement referred to below, and to pay interest on any outstanding principal amount from May 16, 2001 on the dates and at the rates (.50% plus the Prime Rate per annum) and in the manner specified in Sections 2.3 and 2.4 of such Loan Agreement. All payments due to the Lender hereunder shall be made to the Lender in U.S. dollars at the place, in the type of funds, and in the manner specified by the Lender from time to time. Terms defined in such Loan Agreement are used herein as defined therein.

          Each holder hereof is authorized to endorse on the grid attached hereto, or on a continuation thereof, the Loan and each payment or prepayment with respect thereto.

          Presentment, demand, protest, notice of dishonor and notice of intent to accelerate are hereby waived by the undersigned.

          This Promissory Note evidences the Loan made under, and is entitled to the benefits of, the Loan Agreement, dated as of the date hereof between the Borrower and the Lender and as the same may be amended, amended and restated, modified and/or supplemented from time to time. Reference is made to such Loan Agreement for provisions relating to the prepayment and acceleration of the maturity hereof.

          In the event of any one or more of the provisions contained in this Promissory Note being held invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions herein or therein contained shall not in any way be affected or impaired thereby.

          This Promissory Note shall be construed in accordance with and governed by the laws of Illinois and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of Illinois.

USI INSURANCE SERVICES CORP.


By: /s/ Edward J. Bowler
    ----------------------------
Name: Edward J. Bowler
      --------------------------
Title: Senior Vice President
       -------------------------

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